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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported): January 27, 1997
                                                  -----------------------------

                             SFX BROADCASTING, INC.
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               (Exact name of registrant as specified in charter)



    Delaware                     0-22486                         13-3649750
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 (State or Other          (Commission File No.)               (IRS Employer
   Jurisdiction                                             Identification No.)
 of Incorporation)

150 East 58th Street, 19th Floor, New York, New York                    10155
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9191
                                                      -------------------------


                                      N/A
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(Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

Sale of Series E Preferred Stock
--------------------------------

On January 23, 1997, SFX Broadcasting, Inc. (the "Company") consummated the public offering of 2,225,000 shares of 12 5/8% Series E Cumulative Exchangeable Preferred Stock, par value $0.01 per share, for an aggregate offering price of $225,000,000. BT Securities Corporation, Goldman Sachs & Co. and Lehman Brothers Inc. underwrote the offering. The Certificate of Designations, stock certificate and press release related to the offering are attached hereto as Exhibits 4.1, 4.2 and 99.1, respectively.

Amendment to Secret Communications Agreement
--------------------------------------------

On January 21, 1997, the Company entered into an amendment to its agreement to purchase certain radio stations from Secret Communications Limited Partnership. The amendment is attached hereto as Exhibit 10.1.


Amendment to Senior Credit Facility
-----------------------------------

On January 22, 1997, the Company entered into an amendment to its senior credit facility. The amendment is attached hereto as Exhibit 10.2.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

4.1 Certificate of Designations Preferences and Relative, Participating, Optional and other Special Rights of Preferred Stock and
         Qualifications, Limitations and Restrictions thereof of 125/8% Series E Cumulative Exchangeable Preferred Stock due October 31, 2006 of SFX Broadcasting, Inc.

4.2 Stock Certificate of 125/8% Series E Cumulative Exchangeable Preferred Stock of SFX Broadcasting, Inc.

10.1 Amendment No. 1, dated January 21, 1997, to Asset Purchase Agreement, dated October 15, 1996, by and between Secret Communications Limited Partnership and SFX Broadcasting, Inc.

10.2 First Amendment to the Second Amended and Restated Credit Agreement, dated as of January 22, 1997, by and among SFX Broadcasting, Inc., certain subsidiaries of SFX Broadcasting, Inc., and The Bank of New York, individually and as Agent for the additional lenders.

99.1     Press release issued by SFX Broadcasting, Inc., dated January 17, 1997.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                   SFX BROADCASTING, INC.



                                   By:  /s/ Howard J. Tytel
                                        ---------------------------
                                        Name:    Howard J. Tytel
                                        Title:   Executive Vice President
                                                  and Secretary


Date:     January 27, 1997